ACQUISITIONS AND CHANGE IN INTEREST ON MINERAL PROPERTIES (Tables)	12 Months Ended
Dec. 31, 2017
Business Combinations 1 [Abstract]
Disclosure of detailed information about business combinations
The following table shows the allocation of the purchase price to assets acquired and liabilities assumed, based on estimates of fair value, including a summary of the identifiable classes of consideration transferred, and amounts by category of assets acquired and liabilities assumed at the acquisition date:

$
37,394,000 common shares issued (1)	325,202
809,286 stock options assumed (2)	4,045
Share exchange cash payment of C$0.001 per Claude Resources share	155
Consideration	329,402

Cash and cash equivalents	16,908
Trade and other receivables	814
Marketable securities	351
Inventory	34,801
Property, plant and equipment
Plant and equipment	52,318
Mineral properties subject to depreciation	62,229
Mineral properties not yet subject to depreciation	128,100
Exploration and evaluation assets	88,734
Goodwill	49,786
Trade and other payables	(4,657)
Debt	(13,707)
Close-down and restoration provisions	(5,464)
Deferred income tax liabilities	(80,811)
Net identifiable assets acquired	329,402

(1)	The common shares were valued at the closing price of our shares on the Toronto Stock Exchange on May 30, 2016 (C$11.35), converted to U.S. dollars at the rate of CAD/USD 0.7662.

(2)
The fair value of options assumed were calculated using a Black-Scholes option pricing model. The weighted average option valuations were based on an expected option life of 1.6 years, a risk free interest rate of 0.6%, a dividend yield of nil, volatility of 60.6% and share price of C$11.35, converted to U.S. dollars at the rate of 0.7662. The options had exercise prices ranging from C$1.70 to C$12.86 and expiry dates ranging from September 1, 2016 to November 24, 2022.